                          SUPPLEMENT DATED MAY 22, 1997

                                       TO

                              WEBS INDEX FUND, INC.
                                   PROSPECTUS
                             DATED JANUARY 15, 1997


         This Supplement relates to the Prospectus of WEBS Index Fund, Inc. (the "Fund") dated January 15, 1997 and should be read in conjunction with such Prospectus.

         1. The following sentence is added after the fifth sentence of the eighth paragraph on the cover page of the Prospectus:

              The Statement of Additional Information, material incorporated by reference herein and other information regarding the Fund is available at the SEC's Web site (http://www.sec.gov).

         2. On June 2, 1997, the Malaysia WEBS Index Series of the Fund will commence using the Morgan Stanley Capital International ("MSCI") Malaysia (Free) Index as its benchmark index and change its name accordingly. At such time, all references to the "Malaysia WEBS Index Series" in the Prospectus should be read as references to the "Malaysia
         (Free) WEBS Index Series," except when the reference is to historical information concerning the Malaysia WEBS Index Series.

              In connection with the Fund's use of the MSCI Malaysia (Free) Index, MSCI's creation of an Indonesia (Free) Index and Thailand (Free) Index and the inception of a new calculation methodology which allows the use of foreign prices for certain constituent stocks of the MSCI Indonesia (Free) Index, MSCI Malaysia (Free) Index, MSCI Thailand
         (Free) Index and the existing MSCI Singapore (Free) Index to reflect the investment conditions prevailing for international investors in those respective countries, the following changes are made to the Prospectus effective June 2, 1997:

              a. The second sentence under "THE BENCHMARK MSCI INDICES UTILIZED BY THE WEBS INDEX SERIES" on page 21 is deleted and the third sentence of the second paragraph under "THE BENCHMARK MSCI INDICES UTILIZED BY THE WEBS INDEX SERIES - Weighting" on page 22 is amended and restated as follows:

                  Free indices are currently calculated for Malaysia, Mexico, Singapore, Indonesia, the Philippines and Thailand, and for those regional and international indices which include such markets.

              b. The following paragraph is added after the second paragraph under "THE BENCHMARK MSCI INDICES UTILIZED BY THE WEBS INDEX SERIES - Weighting" on page 22:

                  Indonesia, Malaysia, Singapore and Thailand currently impose foreign ownership limits on domestic stock, and when the foreign ownership limit is reached, foreigners may only trade with other foreigners, frequently at a price that is higher than the price available to domestic investors. The Free Indices for such countries are designed to reflect the actual investment conditions for international investors by using the foreign prices for stocks where relevant. The Free Indices for Indonesia, Malaysia, Singapore and Thailand will use foreign prices only when a foreign ownership limit is reached on a constituent stock and a determination is made that there is sufficient long-term liquidity at the foreign price. To compensate for the distorting inflation of a company's weight that may occur as a result of using the higher foreign prices for its shares, a compensating factor called a Free Market Capitalization Factor ("FMCF") is applied to the total number of shares of a "foreign priced" constituent stock in the respective Index. A FMCF is the approximate ratio of domestic price to foreign price and is applied in an effort to align the free market capitalization weight with the domestic market capitalization weight.

         3. The historical performance charts for the MSCI Australia Index and MSCI Canada Index found on pages 27 and 28, respectively, are amended so that the bar graph for the 1988 total return figure of 36.40% for the MSCI Australia Index indicates positive performance and the bar graph for the 1994 total return figure of (3.04%) for the MSCI Canada Index indicates negative performance.

                          SUPPLEMENT DATED MAY 22, 1997

                                       TO

                              WEBS INDEX FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 15, 1997


      This Supplement relates to the Statement of Additional Information of WEBS Index Fund, Inc. (the "Fund") dated January 15, 1997 and should be read in conjunction with such Statement of Additional Information.

      1. On June 2, 1997, the Malaysia WEBS Index Series of the Fund will commence using the Morgan Stanley Capital International ("MSCI") Malaysia
      (Free) Index as its benchmark index and change its name accordingly. At such time, all references to the "Malaysia WEBS Index Series" in the Statement of Additional Information should be read as references to the "Malaysia (Free) WEBS Index Series," except when the reference is to historical information concerning the Malaysia WEBS Index Series.

         In connection with the Fund's use of the MSCI Malaysia (Free) Index, MSCI's creation of an Indonesia (Free) Index and Thailand (Free) Index and the inception of a new calculation methodology which allows the use of foreign prices for certain consituent stocks of the MSCI Indonesia (Free) Index, MSCI Malaysia (Free) Index, MSCI Thailand (Free) Index and the existing MSCI Singapore (Free) Index to reflect the investment conditions prevailing for international investors in those respective countries, the following changes are made to the Statement of Additional Information effective June 2, 1997:

         a. The third sentence of the second paragraph under "THE MSCI INDICES - WEIGHTING" on page 27 is amended and restated as follows:

            Free indices are currently calculated for Malaysia, Mexico, Singapore, Indonesia, the Philippines and Thailand, and for those regional and international indices which include such markets.

         b. The following paragraph is added after the second paragraph under the "THE MSCI INDICES: WEIGHTING" on page 27:

            Indonesia, Malaysia, Singapore and Thailand currently impose foreign ownership limits on domestic stock, and when the foreign ownership limit is reached, foreigners may only trade with other foreigners, frequently at a price that is higher than the price available to domestic investors. The Free Indices for such countries are designed to reflect the actual investment conditions for international investors by using the foreign prices for stocks where relevant. The Free Indices for Indonesia, Malaysia, Singapore and Thailand will use foreign prices only when a foreign ownership limit is reached on a constituent stock and a determination is made that there is sufficient long-term liquidity at the foreign price. To compensate for the distorting inflation of a company's weight that may occur as a result of using the higher foreign prices for its shares, a compensating factor called a Free Market Capitalization Factor ("FMCF") is applied to the total number of shares of a "foreign priced" constituent stock in the respective Index. A FMCF is the approximate ratio of domestic price to foreign price and is applied in an effort to align the free market capitalization weight with the domestic market capitalization weight.

      2. The second sentence of the second paragraph under "INVESTMENT ADVISORY, MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES - THE DISTRIBUTOR" on page 52 is amended so that the number "25%" is replaced by ".25%".

      3. The following disclosure is added after the last paragraph under "PERFORMANCE INFORMATION" on page 68:

                  A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods for calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

                  Because some or all of the Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Fund's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance information for any of the countries in which the Fund invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

                  From time to time, in advertising and marketing literature, the Fund's performance may be compared to the performance of broad groups of open-end and closed-end investment companies with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

                  In addition, in connection with the communication of its
            performance to current or prospective shareholders, the Fund also may compare those figures to the performance of certain unmanaged indices which may assume the reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples of such indices include, but are not limited to the following:

                  Dow Jones Industrial Average
                  Consumer Price Index
                  Standard & Poor's 500 Composite Stock Price Index (S&P 500) NASDAQ OTC Composite Index
                  NASDAQ Industrials Index
                  International Finance Corporation's (Global) Composite and
                         (Investable) Composite Indices
                  Morgan Stanley Capital International Indices
                  NASDAQ Composite Index
                  Wilshire 5000 Stock Index

                  For examples of how these sources of information have been used, please see Appendix C to this Statement of Additional Information, "Supplemental Educational Information on WEBS."

                  In addition, the Fund from time to time may compare the
            results of each WEBS Index Series to the following national benchmarks:

                      COUNTRY                      NATIONAL INDEX
                     Australia                     All Ordinares
                      Austria                  Vienna Stock Exchange
                      Belgium                 Brussels Stock Exchange
                      Canada                        Toronto 300
                      France                           CAC40
                      Germany                           DAX
                     Hong Kong                       Hang Seng
                       Italy                            BCI
                       Japan                         Nikkei 225
                     Malaysia                           KLSE
                      Mexico                            IPC

                    Netherlands                    CBS All Share
                     Singapore                        SES All
                       Spain                   Madrid Stock Exchange
                      Sweden                        Aff. General
                    Switzerland                      Swiss Bank
                       U.K.                           FTSE100

                  From time to time, the Fund may use in marketing materials a graph entitled "The Efficient Frontier," which illustrates the historical risks and returns of selected unmanaged indices which track the performance of various combinations of United States and international securities for a certain time period, such as twenty years. A twenty year graph, for example, shall use twenty year annualized international returns represented by the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index and twenty year annualized United States returns represented by the S&P 500 Index. Risk is measured by the standard deviation in overall performance within each index. Data presented in the graph shall be provided by Ibbotson Associates, Inc. Performance of an index is historical and does not represent performance of the Fund, and is not a guarantee of future results. For an example of the use of an "Efficient Frontier" graph, please see "The Case for International Index Investing" at Appendix C of this Statement of Additional Information.

                  Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements and sales literature concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:

            American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

            Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews investment company performance data.

            Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of investment companies investing abroad.

            CDA Investment Technologies, an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate indices.

            Forbes, a national business publication that from time to time reports the performance of specific investment companies.

            Fortune, a national business publication that periodically rates the performance of a variety of investment companies.

            The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

            Ibbotson Associates, Inc., a company specializing in investment research and data.

            Investment Company Data, Inc., an independent organization that provides performance ranking information for broad classes of mutual funds.

            Investor's Business Daily, a daily newspaper that features financial, economic, and business news.

            Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

            Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

            Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

            Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

            The New York Times, a nationally distributed newspaper that regularly covers financial news.

            Smart Money, a national personal finance magazine published monthly by Dow Jones & Company, Inc. and The Hearst Corporation that focuses on ideas for investing, spending and saving.

            Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

            The Wall Street Journal, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.

            Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

            Worth, a national publication distributed ten times per year by Capital Publishing Company, a subsidiary of Fidelity Investments that focuses on personal financial journalism.

      4. All references to ING as the IOPV symbol for the Germany WEBS Index Series should be read as "WDG" commencing May 27, 1997.

      5. The fourth sentence of the third paragraph under "REDEMPTION OF WEBS IN CREATION UNITS" on page 61 is amended so that the words "or New Zealand" are added after the word "Australian" and the first sentence of the twelfth paragraph under "REDEMPTION OF WEBS IN CREATION UNITS" on page 62 is amended so that the words "and New Zealand" are added after the word "Australian".

      6. The following charts, "Average Annual Performance of MSCI Indices and the S&P 500 - periods ending 3/31/97," and "Annual Market Performance and Ranking for 17 MSCI Indices and S&P 500 - periods ending 12/31," replace the charts, "Average Annual Performance of MSCI Indices - periods ending 9/30/96," and "Annual Market Performance and Ranking for 17 MSCI Indices and S&P 500," contained in Appendix C to the Statement of Additional
      Information:

[WEBS LOGO]   Average Annual Performance of MSCI Indices and the S&P 500 -
              periods ending 3/31/97
              In US Dollars - (Reinvestment of Net Dividends, except for
              Mexico (Free) and S&P 500.)*

World
Equity
Benchmark
Shares

                                                                                             Total Cumulative Return
                                                                                                $10,000 Investment
                          YID            1 Yr           3 Yr          5 Yr           10 Yr        3/31/87-3/31/97
                        ------          -----          -----          -----          -----        ---------------
Australia                -1.65           8.30          11.31          10.43           8.74          $23,107
Austria                  -2.73          -2.75          -2.03           0.06           8.18          $21,945
Belgium                   5.49          19.77          16.25          14.87          12.77          $33,253
Canada                   -1.15          19.54          14.65           9.65           6.31          $18,442
France                    5.94          18.43          12.61          10.86           8.98          $23,631
Germany                  11.29          20.57          16.04          13.18          10.20          $26,416
Hong Kong                -8.79           8.64          11.22          20.70          19.69          $60,332
Italy                     1.33          14.72           0.57           6.16           0.43          $10,433
Japan                   -11.81         -25.74          -7.80           2.88          -0.63           $9,392
Malaysia                  0.12          10.02          12.29          18.89          19.00**        $51,347**
Mexico (Free)            10.23          19.02         -10.72          -2.21          32.84**       $138,308**
Netherlands               5.71          27.36          24.69          21.98          15.78          $43,294
Singapore (Free)         -6.67         -17.08           3.93          12.35          11.90          $30,771
Spain                    -1.32          30.36          18.72          11.96          10.69          $27,613
Sweden                    6.70          33.60          30.16          21.61          15.93          $43,850
Switzerland              10.32           5.71          18.36          23.60          14.05          $37,230
United Kingdom            1.16          28.75          18.38          14.82          12.11          $31,372
-----------------------------------------------------------------------------------------------------------------
EAFE                     -1.57           1.45           6.53          10.57           6.01          $17,923
-----------------------------------------------------------------------------------------------------------------
EAFE EX Japan             3.33          19.44          15.95          14.98          11.30          $29,183
-----------------------------------------------------------------------------------------------------------------
Europe                    4.88          22.45          17.05          14.98          11.15          $28,775
-----------------------------------------------------------------------------------------------------------------
S&P 500                   2.68          19.83          22.30          16.42          13.38          $35,102

MSCI: Morgan Stanley Capital International

EAFE: Europe, Australasia and Far East.

*Assumes reinvestment of net dividends except for the Mexico (Free) and the S&P 500 Indices. Net dividends means dividends after reduction for taxes withheld at source. The Mexico (Free) and S&P 500 Indices reflect gross dividends since Mexican and U.S. companies do not withhold tax from U.S. investors. The dividend withholding rate used by MSCI is that relevant for residents of Luxembourg, and such rate is higher than the rate applicable to U.S. residents in the case of the following WEBS Index Series: Australia (30% vs. 15%), Austria (15% vs. 11%) and Germany (15% vs. 10%).

**Return calculated since 12/31/87 (inception of indices). On June 2 1997 the Malaysia WEBS Index Series will commence using the MSCI Malaysia (Free) Index as its benchmark index.

Past performance is no guarantee of future results, nor do index results represent any past or expected future performance of WEBS. It is not possible to invest in an index. Indices are unmanaged, and do not bear expenses, unlike WEBS. Foreign markets may be volatile and performance is subject to market fluctuations, political risks and currency risks.

Funds Distributor Inc., Distributor.

For more information on WEBS, including a prospectus which details charges and expenses, please call 800-810-WEBS.

Source: Morgan Stanley Capital International and Standard and Poor's Corporation

Please read the prospectus carefully before you invest.
                                                                           04/97

[WEBS LOGO]   Annual Market Performance and Ranking for 17 MSCI Indices and
              S&P 500-periods ending 12/31
              In US Dollars - (Reinvestment of Net Dividends, except for
              Mexico (Free) and S&P 500.)*

World

Equity

Benchmark

Shares

Ranking               1996                            1995                           1994                            1993
          --------------------------     ---------------------------     --------------------------     ---------------------------
   1.     Spain                40.05%    Switzerland           44.12%    Japan                21.44%    Hong Kong            116.70%
   2.     Sweden               37.21%    S&P 500               37.58%    Sweden               18.34%    Malaysia             110.00%
   3.     Hong Kong            33.08%    Sweden                33.36%    Netherlands          11.70%    Singapore (Free)      67.97%
   4.     Canada               28.54%    Spain                 29.83%    Italy                11.56%    Mexico (Free)         49.35%
   5.     Netherlands          27.51%    Netherlands           27.71%    Belgium               8.24%    Switzerland           45.79%
   6.     United Kingdom       27.42%    Belgium               25.88%    Singapore (Free)      6.68%    Sweden                36.99%
   7.     Malaysia             25.89%    Hong Kong             22.57%    Australia             5.40%    Germany               35.64%
   8.     S&P 500              22.96%    United Kingdom        21.27%    Germany               4.66%    Netherlands           35.28%
   9.     France               21.20%    Canada                18.31%    Switzerland           3.54%    Australia             35.17%
  10.     Mexico (Free)        18.70%    Germany               16.41%    S&P 500               1.32%    Spain                 29.78%
  11.     Australia            16.49%    France                14.12%    United Kingdom       -1.63%    Italy                 28.53%
  12.     Germany              13.58%    Australia             11.19%    Canada               -3.04%    Austria               28.09%
  13.     Italy                12.59%    Singapore (Free)       6.45%    Spain                -4.80%    Japan                 25.48%
  14.     Belgium              12.03%    Malaysia               5.16%    France               -5.18%    United Kingdom        24.44%
  15.     Austria               4.51%    Italy                  1.05%    Austria              -6.28%    Belgium               23.51%
  16.     Switzerland           2.28%    Japan                  0.69%    Malaysia            -19.90%    France                20.91%
  17.     Singapore (Free)     -6.86%    Austria               -4.72%    Hong Kong           -28.90%    Canada                17.58%
  18.     Japan               -15.50%    Mexico (Free)        -20.37%    Mexico (Free)       -40.55%    S&P 500               10.08%

Ranking                1992                           1991                           1990
          --------------------------     --------------------------     ---------------------------
   1.     Hong Kong            32.29%    Mexico (Free)       126.05%    Mexico (Free)         62.65%
   2.     Mexico (Free)        24.98%    Hong Kong            49.52%    United Kingdom        10.29%
   3.     Malaysia             17.76%    Australia            33.64%    Hong Kong              9.17%
   4.     Switzerland          17.23%    S&P 500              30.47%    Austria                6.33%
   5.     S&P 500               7.62%    Singapore (Free)     24.96%    S&P 500               -3.10%
   6.     Singapore (Free)      6.28%    France               17.83%    Netherlands           -3.19%
   7.     France                2.81%    Netherlands          17.80%    Switzerland           -6.23%
   8.     Netherlands           2.30%    United Kingdom       16.02%    Malaysia              -7.91%
   9.     Belgium              -1.47%    Switzerland          15.77%    Germany               -9.36%
  10.     United Kingdom       -3.65%    Spain                15.63%    Belgium              -10.98%
  11.     Germany             -10.27%    Sweden               14.42%    Singapore (Free)     -11.66%
  12.     Austria             -10.65%    Belgium              13.77%    Canada               -13.00%
  13.     Australia           -10.82%    Canada               11.08%    France               -13.83%
  14.     Canada              -12.15%    Japan                 8.92%    Spain                -13.85%
  15.     Sweden              -14.41%    Germany               8.16%    Australia            -17.54%
  16.     Japan               -21.45%    Malaysia              4.95%    Italy                -19.19%
  17.     Spain               -21.87%    Italy                -1.82%    Sweden               -20.99%
  18.     Italy               -22.22%    Austria             -12.23%    Japan                -36.10%

MSCI: Morgan Stanley Capital International

*Assumes reinvestment of net dividends except for the Mexico (Free), Malaysia and the S&P 500 Indices. Net dividends means dividends after reduction for taxes withheld at source. The Mexico (Free) and S&P 500 Indices reflect gross dividends since Mexican and U.S. companies do not withhold tax from U.S. investors. U.S. Market represented by the S&P 500 Index. The dividend withholding rate used by MSCI is that relevant for residents of Luxembourg, and such rate is higher than the rate applicable to U.S. residents in the case of the following WEBS Index Series: Australia (30% vs. 15%), Austria (15% vs. 11%) and Germany (15% vs. 10%).

Past performance is no guarantee of future results, nor do index results represent any past or expected future performance of WEBS. It is not possible to invest in an index. Indices are unmanaged, and do not bear expenses, unlike WEBS. Foreign markets may be volatile and performance is subject to market fluctuations, political risks and currency risks.

Annual total return in U.S. $ for each country index is based on the change for the period of 1/1 through 12/31 in the market and currency value of the individual stocks comprising each index, assuming reinvestment of any dividends.

Funds Distributor Inc., Distributor.

For more information on WEBS, including a prospectus which details charges and expenses, please call 800-810-WEBS.

Sources: Lipper Analytical Services, Morgan Stanley Capital International, and Standard and Poor's Corporation

Please read the prospectus carefully before you invest.
                                                                           04/97

      7. The following chart, "MSCI Indices vs. S&P 500 - periods ending 3/31/97," and graph, "MSCI Indices and S&P 500 Total Cumulative Return - $10,000 Investment," are added to Appendix C to the Statement of Additional Information:

MSCI Indices vs. S&P 500 - periods ending 3/31/97

In US Dollars - (Reinvestment of Net Dividends except for Mexico (Free) and the S&P 500)*

World
Equity
Benchmark                  Ten Year Growth of $10,000
Shares                          3/31/87 - 3/31/97

Mexico (Free)**                                                         $138,308
Hong Kong                                                               $ 60,332
Malaysia**                                                              $ 51,347
Sweden                                                                  $ 43,850
Netherlands                                                             $ 43,294
Switzerland                                                             $ 37,230
--------------------------------------------------------------------------------
S&P 500                                                                 $ 35,102
--------------------------------------------------------------------------------
Belgium                                                                 $ 33,253
United Kingdom                                                          $ 31,372
Singapore (Free)                                                        $ 30,771
Spain                                                                   $ 27,613
Germany                                                                 $ 26,416
France                                                                  $ 23,631
Australia                                                               $ 23,107
Austria                                                                 $ 21,945
Canada                                                                  $ 18,442
Italy                                                                   $ 10,433
Japan                                                                   $  9,392


                          Seven Year Growth of $10,000
                                3/31/90 - 3/31/97

Hong Kong                                                                $46,149
Mexico (Free)                                                            $36,565
Switzerland                                                              $32,431
Netherlands                                                              $31,127
--------------------------------------------------------------------------------
S&P 500                                                                  $27,174
--------------------------------------------------------------------------------
Sweden                                                                   $26,828
United Kingdom                                                           $24,804
Malaysia                                                                 $24,717
Belgium                                                                  $20,849
Spain                                                                    $20,596
Australia                                                                $19,804
Singapore (Free)                                                         $18,953
France                                                                   $17,803
Germany                                                                  $16,617
Canada                                                                   $15,862
Italy                                                                    $10,342
Japan                                                                    $ 9,203
Austria                                                                  $ 6,655


                           Five Year Growth of $10,000
                                3/31/92 - 3/31/97

Switzerland                                                              $28,843
Malaysia                                                                 $27,753
Netherlands                                                              $27,001
Sweden                                                                   $26,596
Hong Kong                                                                $25,617
--------------------------------------------------------------------------------
S&P 500                                                                  $21,390
--------------------------------------------------------------------------------
Belgium                                                                  $19,998
United Kingdom                                                           $19,960
Germany                                                                  $18,575
Singapore(Free)                                                          $17,897
Spain                                                                    $17,593
France                                                                   $16,747
Australia                                                                $16,423
Canada                                                                   $15,853
Italy                                                                    $13,483
Japan                                                                    $11,525
Austria                                                                  $10,032
Mexico (Free)                                                            $ 8,943


MSCI: Morgan Stanley Capital International

*Assumes reinvestment of net dividends except for the Mexico (Free) and the S&P 500 Indices. Net dividends means dividends after reduction for taxes withheld at source. The Mexico (Free) and S&P 500 Indices reflect gross dividends since Mexican and U.S. companies do not withhold tax from U.S. investors. The dividend withholding rate used by MSCI is that relevant for residents of Luxembourg, and such rate is higher than the rate applicable to U.S. residents in the case of the following WEBS Index Series: Australia (30% vs. 15%), Austria (15% vs. 11%) and Germany (15% vs. 10%).

**Return calculated since 12/31/87 (inception of indices). On June 2, 1997 the Malaysia WEBS Index Series will commence using the MSCI Malaysia (Free) Index as its benchmark index. Past performance is no guarantee of future results, nor do index results represent any past or expected future performance of WEBS. It is not possible to invest in an index. Indices are unmanaged and do not bear expenses, unlike WEBS. Foreign markets may be volatile and performance is subject to market fluctuations, political risks and currency risks.

Funds Distributor Inc., Distributor.

For more information on WEBS, including a prospectus which details charges and expenses, please call 800-810-WEBS.

Sources: Morgan Stanley Capital International and Standard and Poor's
Corporation.

Please read the prospectus carefully before you invest.
                                                                           04/97

MSCI Indices and S&P 500 Total Cumulative Return -- $10,000 Investment for the ten years ended 3/31/97
In US Dollars (Reinvestment of Net Dividends except for Mexico (Free) and the S&P 500)*


World
Equity
Benchmark
Shares

                             Average
                              Annual
                              Return       Total Cumulative Return

Mexico (Free)**               32.84%            $138,308
Hong Kong                     19.69%            $ 60,332
Malaysia**                    19.00%            $ 51,347
Sweden                        15.93%            $ 43,850
Netherlands                   15.78%            $ 43,294
Switzerland                   14.05%            $ 37,230
S&P 500                       13.38%            $ 35,102
Belgium                       12.77%            $ 33,253
United Kingdom                12.11%            $ 31,372
Singapore (Free)              11.90%            $ 30,771
Spain                         10.69%            $ 27,613
Germany                       10.20%            $ 26,416
France                         8.98%            $ 23,631
Australia                      8.74%            $ 23,107
Austria                        8.18%            $ 21,945
Canada                         6.31%            $ 18,442
Italy                          0.43%            $ 10,433
Japan                         -0.63%            $  9,392



MSCI: Morgan Stanley Capital International

*Assumes reinvestment of net dividends except for the Mexico (Free) and the S&P 500 Indices. Net dividends means dividends after reduction for taxes withheld at source. The Mexico (Free) and S&P 500 Indices reflect gross dividends since Mexican and U.S. companies do not withhold tax from U.S. investors. The dividend withholding rate used by MSCI is that relevant for residents of Luxembourg, and such rate is higher than the rate applicable to U.S. residents in the case of the following WEBS Index Series: Australia (30% vs. 15%), Austria (15% vs. 11%) and Germany (15% vs. 10%).

**Return calculated since 12/31/87 (inception of indices). On June 2, 1997 the Malaysia WEBS Index Series will commence using the MSCI Malaysia (Free) Index as its benchmark index.

Past performance is no guarantee of future results, nor do index results represent any past or expected future performance of WEBS. It is not possible to invest in an index. Indices are unmanaged and do not bear expenses, unlike WEBS. Foreign markets may be volatile and performance is subject to market fluctuations, political risks and currency risks.

Funds Distributor Inc., Distributor.

For more information on WEBS, including a prospectus which details charges and expenses, please call 800-810-WEBS.

Sources: Morgan Stanley Capital International and Standard and Poor's
Corporation.

Please read the prospectus carefully before you invest.


                                                                     04/97